Exhibit 10(k)

                THIRTEENTH AMENDMENT TO REVOLVING
                 CREDIT AND TERM LOAN AGREEMENT

     This Thirteenth Amendment to Revolving Credit and term Loan Agreement ("Amendment") is dated as of July 5, 2000 by and among 1st Franklin Financial Corporation ("Company"), Bank United, Southtrust Bank of Georgia, N.A. and Harris Trust and Savings Bank (each a "Bank" and collectively, the "Banks"), Bank United, as agent for Banks (in such capacity, the "Agent").

                           BACKGROUND

          A. Company, Banks and Agent entered into that certain Revolving Credit and Term Loan Agreement dated as of October 1, 1985 (as has been and may hereafter be amended or modified from time to time, the "Loan Agreement") and certain other instruments, documents and agreements entered into pursuant thereto (collectively with the Loan Agreement, the "Existing Loan Document"). All capitalized terms which are not defined herein shall have the meaning ascribed thereto in the Loan Agreement.

          B. Company has requested that Agent and Banks amend the Loan Agreement in certain respects and Agent and Banks have agreed subject to the terms of this Amendment.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby promise and agree as follows:

          1. Temporary Amendment. Notwithstanding anything to the contrary contained in Section 2.07 of the Loan Agreement, the month during which written notice of termination must be given by a majority in interest of Banks to terminate the commitment of all Banks to lend under the Loan Agreement shall be extended, for the year of 2000 only, for a two month period from the month of June, 2000 to the month of August, 2000. To evidence such temporary amendment, Section 2.07(a) and
          Section 2.07(b) of the Loan Agreement is hereby amended as necessary, including changing the word "June" to "August" in each place that the word July appears and changing the word "January" to "March" in each place where the word January appears.

          2. Effectiveness Conditions. This Amendment shall be effective upon the completion of the following conditions precedent (all agreements, documents and instruments to be in form and substance satisfactory to Agent and Agent's counsel):

                    a. Execution and delivery by Company and of this Amendment to Agent; and

                    b.   Execution and/or delivery of all other
               agreements, instruments and documents requested by Agent to effectuate and implement the terms hereof and the Existing Loan Documents.

          3. Representations and Warranties. Company represents and warrants to Agent and Banks that:

                    a.   All warranties and representations made
               to Banks under the Loan Agreement and the Existing
               Loan Documents are true and correct as to the date thereof.

                    b.   The execution and delivery by Company
               and of this Amendment and the performance by each of them of the transactions herein contemplated
               (i) are and will be within such party's powers,
               (ii) have been authorized by all necessary organizational action, and (iii) are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or undertaking to which Company is a party or by which the property of Company or be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of Company.

                    c.   This Amendment and any assignment,
               instrument, document, or agreement executed and delivered in connection herewith, will be valid, binding and enforceable in accordance with its respective terms.

                    d.   No Event of Default or Default has
               occurred under the Loan Agreement or any of the other Existing Loan Documents.

          4. Business Operations. Company hereby agrees to continue to operate its business and operations in a manner consistent with its past business practice, continue to meet the standards generally observed by prudent finance companies and conform to its policies as have been previously disclosed to Agent in writing.

          5. Representations and Release of Claims. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Company, or any third party to Agent and/or Banks as evidenced by the Existing Loan Documents. Company and hereby
         	    acknowledge, agree, and represent that (a) there are no
          	   claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Existing Loan Documents, and the other obligations created or evidenced by the Existing Loan Documents; (b) neither Company nor has any claims, offsets, defenses or counterclaims arising from any of Lender's acts or omissions with respect to the Existing Loan Documents, or Agent's or Banks's performance under the Existing
          	   Loan Documents; and (c) Company promises to pay to the order of Banks the indebtedness evidenced by the Notes according to the terms thereof. In consideration of the modification of certain provisions of the Existing
          	   Loan Documents, all as herein provided, and the other
         	    benefits received by Company hereunder, Company and
          	   each hereby RELEASE, RELINQUISH and forever DISCHARGE
         	    Agent, Banks and their predecessors, successors, assigns, shareholders, principals, parents,
        	     subsidiaries, agents, officers, directors, employees,
     	   	    attorneys and representatives (collectively, the
     	        "Released Parties"), of and from any and all claims,
    	         demands, actions and causes of action of any and every
     	        kind or character, whether known or unknown, present or
     		       future, which Company or have, or may have against
       	      Released Parties, arising out of or with respect to any
        	     and all transactions relating to the Loan Agreement,
          	   the Notes, the Guaranty, and the other Existing Loan
        	     Documents occurring prior to the date hereof, including
         	    any other loss, expense and/or detriment, of any kind
        	     or character, growing out of or in any way connected
          	   with or in any way resulting from the acts, actions or
      	       omissions of the Released Parties and including any loss, cost or damage in connection with any breach of
        	     fiduciary duty, breach of any duty of fair dealing, breach of competence, breach of funding commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, violations of the Racketeer Influence and Corrupt
        	     Organizations Act, intentional or negligent infliction
         	    of emotional or mental distress, tortious interference
        	     with corporate governments or prospective business
        	     advantage, tortious interference with contractual
          	   relations, breach of contract, deceptive trade practices, libel, slander, conspiracy, the charging,
         	    contracting for, taking, reserving, collecting or receiving of interest in excess of the highest lawful
        	     rate applicable to the Existing Loan Documents (i.e.,

       	      usury), any violations of federal or state law, any violations of Regulation B, Equal Credit Opportunity,
         	    bank tying act claims or any violation of federal
          	   antitrust acts.

          6. Ratification of Existing Loan Documents. Except as expressly set forth herein, all of the terms and
       	      conditions of the Loan Agreement and Existing Loan
          	   Documents are hereby ratified and confirmed and continue unchanged and in full force and effect. All references to the Loan Agreement shall mean the Loan Agreement as modified by this Amendment.

          7. Governing Law. This Amendment shall by governed by, construed and enforced in accordance with the laws
        	     of the Commonwealth of Pennsylvania, excluding its conflict of laws rules.

          8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so
        	     executed shall be deemed to be an original, and such counterparts together shall constitute one and the same
          	   respective agreement. Signature by facsimile shall also bind the parties hereto.





                  SIGNATURES ON FOLLOWING PAGE

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.


COMPANY:                 1ST FRANKLIN FINANCIAL CORPORATION

                              By: /s/ A. Roger Guimond
                                 ---------------------
                              Title: Vice President and CFO



AGENT:                   BANK UNITED
                              By: /s/ Merle H. Becker
                                  -------------------
                              Title:  Vice President



BANKS:                   BANK UNITED

Commitment                    By: /s/ Sonya S. Faivre
$7,000,000                        -------------------
                              Title:  Vice President


                    				 SOUTHTRUST BANK OF GEORGIA, N.A.

Commitment               	    By: /s/ R. Christopher Mallet
$7,000,000                        -------------------------
                              Title:   Vice President


                    				 HARRIS TRUST AND SAVINGS BANK

Commitment                   	By: /s/ Jerome P. Crokin
$7,000,000                        --------------------
                              Title:  Managing Director